                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 20, 1999, in the Registration Statement (Form S-3) for the registration of shares of its common stock.



San Jose, California
June 14, 1999